Investments (Details 3) - USD ($) $ in Thousands	3 Months Ended		12 Months Ended
	Mar. 31, 2021	Mar. 31, 2020	Dec. 31, 2020	Dec. 31, 2019	Dec. 31, 2018
Gross investment income	$ 207	$ 362	$ 1,070	$ 1,680	$ 816
Less investment expenses	14	15	53	54	58
Net investment income	193	347	1,017	1,626	758
Total bonds and notes [Member]
Gross investment income	204	266	954	971	364
Cash and Cash Equivalents [Member]
Gross investment income	$ 3	$ 96	$ 116	$ 709	$ 452